UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2026
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers.

On January 13, 2026, Thomas M. Lyons, notified Provident Financial Services, Inc. and its wholly owned subsidiary Provident Bank (together the “Company”) that he intends to resign as Senior Executive Vice President and Chief Financial Officer effective the earlier of June 30, 2026 or the appointment of a successor (the “Transition Date”). The Company will conduct a nation-wide search for Mr. Lyons’ replacement.

Mr. Lyons’ retirement is not related to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Lyons’ retirement, the Company entered into a Retirement Transition and Release Agreement with Mr. Lyons dated January 13, 2026 (the “Transition Agreement”). Under the Transition Agreement, Mr. Lyons has agreed to continue to serve as Senior Executive Vice President and Chief Financial Officer of the Company through the Transition Date and then continue as an employee of the Company, in the role of Special Advisor to the Company’s President and Chief Executive Officer, until his last day of employment on January 31, 2027 (the “Termination Date”). Pursuant to the Transition Agreement, Mr. Lyons will receive (1) his regular base salary through the Transition Date, (2) following the Transition Date and ending on the Termination Date, an annualized base salary of $300,000, which shall be prorated, and (3) a cash bonus under the annual incentive plan, which will be pro-rated to take into account Mr. Lyons’ service from January 1, 2026 to the Transition Date. The payments under the Transition Agreement are subject to and contingent on Mr. Lyons signing and not revoking a general release of claims in favor of the Company and Mr. Lyons’ agreement to, and continued compliance with, non-solicitation covenants, non-disparagement, cooperation and non-disclosure provisions.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 7.01.    Regulation FD Disclosure

A copy of the press release announcing Mr. Lyons’ retirement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description
10.1    Retirement Transition and Release Agreement, dated January 13, 2026, by and among Provident Financial Services Inc., Provident Bank and Thomas M. Lyons
99.1    Press release announcing Thomas M. Lyons’ retirement dated January 13, 2026
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	January 13, 2026	By:/s/ Bennett MacDougall
Bennett MacDougall
EVP, General Counsel & Corporate Secretary